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                                                                EXHIBIT 10.6b

                            MODIFICATION NUMBER 1

                                     TO

                    AGREEMENT FOR MANUFACTURING SERVICES

                           DATE: FEBRUARY 20, 2000

    WHEREAS, an agreement having been made and entered into on February 19, 1999 between ELASTIC NETWORKS ("Elastic"), and SANMINA CORPORATION ("Sanmina"), and providing among other things for manufacturing services to be performed by Sanmina for Elastic, and

    WHEREAS, it is now desired by both parties that additional services of a similar nature be performed and that the term of the agreement be extended,

    NOW, THEREFORE, it is mutually agreed as follows:

1. The term of the Agreement set forth in Exhibit A, Section III is hereby extended through March 31, 2001.

    Except as modified herein, the terms and conditions of the aforesaid Agreement shall remain in full force and effect.

    IN WITNESS WHEREOF, the parties hereto have caused this Modification Number 1 to the Agreement to be effective the day and year first above written.


ELASTIC NETWORKS, INC.                         SANMINA CORPORATION

By: /s/ Larry Hurtado                          By: /s/ Leland K. Payne
    ----------------------------------------       -----------------------------
Name: Larry Hurtado                            Name: Leland K. Payne
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Title: VP, Product Management and Operations   Title: Sr. Director of Sales
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Date:  06/01/00                                Date:  6/27/00
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